Exhibit 10.8

SHARE TRANSFER & ASSIGNMENT AGREEMENT

This Share Transfer & Assignment Agreement (this “Agreement”) is made effective as of February 26, 2015 (the “Effective Date”), by Axiom Corp., a Colorado corporation, (“Assignor”) in favor of Kranti Kumar Kotni (“Assignee”).

WHEREAS, Assignor currently owns two (2) shares of the common stock of Acton Holdings Limited, a Kenyan company, (“AHL”) which represents 100% of the issued and outstanding shares of AHL (the “Common Stock”);

WHEREAS, Assignor is concurrently herewith entering into a Share Exchange Agreement (“Share Exchange”) with PaperNuts Corporation, a corporation established under the laws of the Province of Ontario, Canada, (“PaperNuts”); and

WHEREAS, this Agreement is being executed as required by the terms of the Share Exchange Agreement.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and in the Share Exchange Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Assignor hereby irrevocably assigns, transfers and conveys to Assignee the Common Stock of AHL (collectively, the “Assigned Shares”), standing in its name on the books of AHL, and the Assignee hereby accepts and agrees to such assignment and transfer.

2.           This Agreement and the assignment and transfer of the Assigned Shares is effective as of the Effective Date, and Assignor hereby irrevocably authorizes AHL to transfer the Assigned Shares.

3.           Assignor represents and warrants that, as of the Effective Date:

i.                  it is the sole, legal and beneficial owner of the Assigned Shares;

ii.                the Assigned Shares represent 100% of the issued and outstanding stock of AHL;

iii.              neither it nor the Assigned Shares are subject to a pending, or, to his knowledge, threatened, claim, proceeding or action; and

iv.              it has conveyed, and will convey, to the Assignee hereunder, good and marketable title to the Assigned Shares, free and clear of any claims, liens, pledges, security interests or encumbrances, of any kind.

4.           Assignor and Assignee each agree that the assignment and transfer of the Assigned Shares is being effected pursuant to the terms of, and as required by, the Share Exchange Agreement.

5.           With respect to the Assigned Shares, this Agreement, together with the Share Exchange Agreement, (i) sets forth the entire agreement between the parties hereto and supersedes all prior agreements, written or oral, concerning the subject matter herein, and there are no oral understandings, statements or stipulations bearing upon the effect of this Agreement which have not been incorporated herein; (ii) may be modified or amended only by a written instrument signed by all of the parties; (iii) shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns; and (iv) may not be assigned by any party.

6.           This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without reference to conflicts of law principles.  With respect to any matters that may be heard before a court of competent jurisdiction, the parties consent to the jurisdiction and venue of the state and federal courts located in Denver County, Colorado.

7.           This Agreement may be executed simultaneously in one or more counterparts, each one of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  All such counterparts may be delivered by facsimile or other electronic means and each such electronically delivered counterpart shall be deemed an original and shall be binding upon the parties for all purposes herein.

IN WITNESS WHEREOF, the undersigned have executed this Share Transfer & Assignment Agreement to be effective as of the Effective Date.

ASSIGNOR: AXIOM CORP.

By: Kranti Kumar Kotni Its: President

Agreed and accepted by:

___________________________________ KRANTI KUMAR KOTNI